UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2007

GOODMAN GLOBAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-32850	20-1932219
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5151 San Felipe Suite 500 Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 861-2500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On October 25, 2007, Goodman Global, Inc. issued a news release reporting its results for the quarter ended September 30, 2007. A copy of the news release is attached as Exhibit 99.1 and is incorporated herein by reference.

The information in the earnings release and in this report is being furnished pursuant to Item 2.02 of Form 8-K. Accordingly, the information in Item 2.02 of this report and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference into any filing by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01	Financial Statements and Exhibits

d) Exhibits

Exhibit Number	Description

99.1	Press Release dated October 25, 2007 pertaining to the financial results of the Company for the quarter ended September 30, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOODMAN GLOBAL, INC.

Date: October 25, 2007	By:	/s/ Ben D. Campbell
	Name:	Ben D. Campbell
	Title:	Executive Vice President, Secretary and General Counsel

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated October 25, 2007 pertaining to the financial results of the Company for the quarter ended September 30, 2007